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                                                                   Exhibit 10(n)

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                       OF

                            ESB FINANCIAL CORPORATION

                                       AND

                                ESB BANK, F.S.B.

                            ADOPTED FEBRUARY 22, 2001

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                                TABLE OF CONTENTS

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ARTICLE I       PURPOSE; EFFECTIVE DATE...................................................................1

ARTICLE II      DEFINITIONS...............................................................................1
                2.1      Beneficiary......................................................................1
                2.2      Board............................................................................1
                2.3      Change in Control................................................................1
                2.4      Committee........................................................................1
                2.5      Compensation.....................................................................2
                2.6      Deferred Retirement Date.........................................................2
                2.7      Disability.......................................................................2
                2.8      Early Retirement Date............................................................2
                2.9      Employer.........................................................................2
                2.10     Exchange Act.....................................................................2
                2.11     Final Average Compensation.......................................................2
                2.12     Normal Retirement Date...........................................................2
                2.13     Participation....................................................................3
                2.14     Retirement.......................................................................3
                2.15     Spouse...........................................................................3
                2.16     Supplemental Retirement Benefit..................................................3
                2.17     Target Retirement Percentage.....................................................3
                2.18     Year of Credited Service.........................................................3

ARTICLE III     PARTICIPATION AND VESTING.................................................................3
                3.1      Eligibility and Participation....................................................3
                3.2      Change in Employment Status......................................................3
                3.3      Vesting..........................................................................4

ARTICLE IV      PRE-RETIREMENT SURVIVOR BENEFIT...........................................................4
                4.1      Pre-Retirement Survivor Benefit..................................................4
                4.2      Payment of Benefits..............................................................4

ARTICLE V       SUPPLEMENTAL RETIREMENT BENEFITS..........................................................4
                5.1      Normal Retirement Benefit........................................................4
                5.2      Deferred Retirement Benefit......................................................4
                5.3      Early Retirement Benefit.........................................................5
                5.4      Disability Retirement Benefit....................................................5
                5.5      Payment of Benefits..............................................................5
                5.6      Accelerated Distribution.........................................................5
                5.7      Withholding; Payroll Taxes.......................................................6
                5.8      Payment to Guardian..............................................................6
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                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE VI      BENEFICIARY DESIGNATION...................................................................6
                6.1      Beneficiary Designation..........................................................6
                6.2      Amendments.......................................................................6
                6.3      No Participant Beneficiary Designation...........................................6
                6.4      Effect of Payment................................................................7

ARTICLE VII     ADMINISTRATION............................................................................7
                7.1      Committee; Duties................................................................7
                7.2      Agents...........................................................................7
                7.3      Binding Effects of Decisions.....................................................7
                7.4      Indemnity of Committee...........................................................7

ARTICLE VIII    CLAIMS PROCEDURE..........................................................................7
                8.1      Claim............................................................................7
                8.2      Denial of Claim..................................................................8
                8.3      Review of Claim..................................................................8
                8.4      Final Decision...................................................................8

ARTICLE IX      TERMINATION, SUSPENSION OR AMENDMENT......................................................8
                9.1      Termination, Suspension or Amendment of Plan.....................................8

ARTICLE X       MISCELLANEOUS.............................................................................8
                10.1     Unfunded Plan....................................................................8
                10.2     Unsecured General Creditor.......................................................9
                10.3     Trust Fund.......................................................................9
                10.4     Nonassignability.................................................................9
                10.5     Not a Contract of Employment.....................................................9
                10.6     Protective Provisions............................................................9
                10.7     Terms............................................................................9
                10.8     Captions........................................................................10
                10.9     Governing Law...................................................................10
                10.10    Validity........................................................................10
                10.11    Notice..........................................................................10
                10.12    Successors......................................................................10

SIGNATURES ..............................................................................................10
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                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    ARTICLE I

                             PURPOSE; EFFECTIVE DATE

     The purpose of this Supplemental Executive Retirement Plan (hereinafter referred to as the "Plan") is to provide supplemental retirement and death benefits for certain key employees of ESB Financial Corporation (hereinafter referred to as the "Company"), ESB Bank, F.S.B., and any affiliated or subsidiary corporations of the Company designated by the Board. It is intended that the Plan will aid in retaining and attracting employees of exceptional ability by providing them with these benefits. This Plan shall be effective as of February 22, 2001.

                                   ARTICLE II

                                   DEFINITIONS

     For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

     2.1 Beneficiary. "Beneficiary" means the person, persons or entity entitled under Article VI to receive any Plan benefits payable after a Participant's death.

     2.2        Board. "Board" means the Board of Directors of Company.

     2.3 Change in Control. "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or any successor thereto, whether or not the Company is registered under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     2.4 Committee. "Committee" means the Committee appointed to administer the Plan pursuant to Article VII.

     2.5 Compensation. "Compensation" means the salary paid to or accrued for a Participant during the calendar year, before reduction for amounts deferred under any other

                                        4

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salary reduction program, plus cash bonuses paid to or accrued for a Participant during the calendar year. Compensation does not include expense reimbursements, any form of non-cash compensation or benefits other than salary and cash bonuses. When salary is deferred in one year and then paid in a subsequent year, the payment of the previously deferred salary shall not be included in Compensation in the year that it is paid.

     2.6 Deferred Retirement Date. "Deferred Retirement Date" means the first day of the month coincident with or next following the Participant's severance of employment with the Employer if it occurs after the Participant's Normal Retirement Date.

     2.7 Disability. "Disability" means a physical or mental condition which, in the opinion of the Committee, permanently prevents an employee from satisfactorily performing the employee's usual duties for the Employer. The Committee's decision as to Disability will be based upon medical reports and/or evidence satisfactory to the Committee. In no event shall a Disability be deemed to occur or to continue after a Participant's Normal Retirement Date.

     2.8 Early Retirement Date. "Early Retirement Date" means the date on which the Participant terminates employment with the Employer if it occurs after the first day of the month coincident with or next following a Participant's attainment of age fifty (50) and completion of twelve (12) Years of Credited Service, but prior to his Normal Retirement Date. "Early Retirement Date" shall also mean the date on which the Participant terminates employment with the Employer for any reason if either (a) at the time of such termination the sum of the Participant's Years of Credited Service (including partial years) and age equals at least sixty-two (62), or (b) such termination occurs within twenty-four (24) months after a Change in Control.

     2.9 Employer. "Employer" means the Company, or any successor to the business thereof, and any affiliated or subsidiary corporations designated by the Board. The Company hereby designates ESB Bank, F.S.B. as an Employer for purposes of this Plan.

     2.10 Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.11 Final Average Compensation. "Final Average Compensation" means the Participant's Compensation during the last three (3) consecutive full calendar years of employment with the Employer immediately preceding the date of termination divided by three (3). Compensation earned after the Participant's Normal Retirement Date shall be included only if it increases Final Average Compensation.

     2.12 Normal Retirement Date. "Normal Retirement Date" means the first day of the month coincident with or next following the Participant's attainment of age sixty-five (65).

     2.13 Participant. "Participant" means any individual who is participating or has participated in this Plan as provided in Article III.

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     2.14       Retirement. "Retirement" means a Participant's separation from
Employment with the Employer at the Participant's Early Retirement Date, Normal Retirement Date or Deferred Retirement Date.

     2.15 Spouse. "Spouse" means a Participant's wife or husband who is lawfully married to the Participant at the time of the Participant's death.

     2.16 Supplemental Retirement Benefit. "Supplemental Retirement Benefit" means the benefit determined under Article V of this Plan.

     2.17 Target Retirement Percentage. "Target Retirement Percentage" means the percentage of Final Average Compensation which will be used as a target to arrive at the amount of the Supplemental Retirement Benefit actually payable to a Participant. This percentage shall equal twenty-five percent (25%) multiplied by a fraction, the numerator of which is the Participant's Years of Credited Service, not to exceed twenty (20), and the denominator of which is twenty (20). The Adjusted Target Retirement Percentage shall be rounded to four
(4) decimal places.

     2.18 Year of Credited Service. "Year of Credited Service" means a year in which an employee works one thousand (1,000) or more hours.

                                   ARTICLE III

                            PARTICIPATION AND VESTING

     3.1        Eligibility and Participation.

                (a) Eligibility. Eligibility to participate in the Plan shall be limited to those employees of the Employer who are designated by the Board.

                (b) Participation. An Employee's participation in the Plan shall be effective upon notification of the employee of his status as a Participant by the Committee. Participation in the Plan shall continue until such time as the Participant terminates employment with the Employer, and as long thereafter as the Participant is eligible to receive benefits under this Plan.

     3.2 Change in Employment Status. If the Board determines that a Participant's employment performance is no longer at a level which deserves reward through participation in this Plan, but does not terminate the Participant's employment with the Employer, participation herein and eligibility to receive benefits hereunder shall be limited to the Participant's vested interest in such benefits as of the date designated by the Board.

     3.3 Vesting. Each Participant shall be one hundred percent (100%) vested in all benefits that are accrued for his benefit under this Plan as of the date(s) of such accrual(s). For

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example, when a Participant satisfies the criteria to be eligible for Early
Retirement, he shall be 100% vested in his Early Retirement Benefit.

                                   ARTICLE IV

                         PRE-RETIREMENT SURVIVOR BENEFIT

     4.1 Pre-Retirement Survivor Benefit. If a Participant dies while employed by the Employer, the Employer shall pay a supplemental survivor benefit to the Participant's Beneficiary(ies). The amount of this benefit shall be equal to the present value of the accrued Supplemental Retirement Benefit. Present value shall be calculated using a discount rate equal to five percent (5%) simple interest per annum.

     4.2        Payment of Benefits.

                (a) Form and Commencement of Benefit Payments. The supplemental survivor benefits payable under this Article shall be paid in the form of one lump sum paid as soon as administratively possible.

                (b) Commutation of Benefits. The Committee may, in its sole discretion and at any time upon the request of a Beneficiary, provide for payment of the actuarial equivalent of the supplemental survivor benefit at such times and in such forms as it deems appropriate.

                                    ARTICLE V

                        SUPPLEMENTAL RETIREMENT BENEFITS

     5.1 Normal Retirement Benefit. If a Participant retires on the Normal Retirement Date, the Employer shall pay to the Participant an annual Supplemental Retirement Benefit equal to the Target Retirement Percentage multiplied by the Participant's Final Average Compensation, with the annual Supplemental Retirement Benefit to be paid for ten (10) years as set forth in
Section 5.5(a).

     5.2 Deferred Retirement Benefit. If a Participant retires at a Deferred Retirement Date, the Employer shall pay to the Participant an annual Supplemental Retirement Benefit equal to the Target Retirement Percentage multiplied by the Participant's Final Average Compensation, with the annual Supplemental Retirement Benefit to be paid for ten (10) years as set forth in
Section 5.5(a).

     5.3 Early Retirement Benefit. If a Participant retires at an Early Retirement Date, the Employer shall pay to the Participant an annual Supplemental Retirement Benefit equal to the Target Retirement Percentage multiplied by the Participant's Final Average Compensation, subject to adjustment as set forth below, with the annual Supplemental Retirement Benefit to be

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paid for ten (10) years as set forth in Section 5.5(a). Unless the Participant has twenty (20) Years of Service or terminates his employment with the Employer within twenty four (24) months following a Change in Control, the above Early Retirement Benefit shall be reduced by three and one-third percent (3.3333%) for each year by which the benefit commencement date precedes the Participant's sixty-fifth (65th) birthday. This percentage shall be prorated for partial years.

     5.4 Disability Retirement Benefit. If a person terminates employment prior to Retirement as a result of Disability, the Employer shall pay to the Participant an annual Supplemental Retirement Benefit commencing on the date specified in Section 5.5(b) equal to the amount the Participant would have received at such time under the Normal Retirement provisions of this Article. For purposes of this calculation, Years of Credited Service shall continue to accrue during the period of Disability and the Participant's Final Average Compensation shall be based only on the amounts earned during the twelve (12) months prior to Disability if this provides the Participant with a greater benefit.

     5.5        Payment of Benefits.

                (a) Form of Benefit Payments. Supplemental Retirement Benefits paid under this Plan shall be paid in the form of a ten (10) year annuity. If a Participant dies prior to the completion of the ten (10) year payment period, any remaining payments will be made to the Participant's Beneficiary.

                (b) Commencement of Benefit Payments. The Supplemental Retirement Benefits payable to a Participant under the Normal, Deferred or Early Retirement provisions of this Article shall commence on the January first (lst) following the Participant's termination of employment. The Supplemental Retirement Benefits payable to a Participant under the Disability provisions of this Article shall commence on the January first
     (lst) following the Participant's attaining of age sixty-five (65).

                (c) Commutation of Benefits. The Committee may, in its sole discretion and at any time upon the request of a Participant (or Beneficiary), provide for payment of the actuarial equivalent of the Supplemental Retirement Benefits at such time and in such forms as it may deem appropriate.

     5.6 Accelerated Distribution. Notwithstanding any other provision of the Plan, at any time after a Change in Control or any time following termination of employment, a Participant shall be entitled to receive, upon written request to the Committee, a lump sum distribution equal to ninety percent (90%) of the actuarial equivalent of the Participant's unpaid benefits under this Plan on the date on which the Committee receives the written request. The remaining unpaid benefits shall be forfeited by the Participant. The amount payable under this Section shall be paid in a lump sum within sixty-five (65) days following the receipt of the notice by the Committee from the Participant.

     5.7 Withholding; Payroll Taxes. The Employer shall withhold from payments made hereunder any taxes required to be withheld from a Participant's wages for the federal or any state or local government. However, a Beneficiary may elect not to have withholding for federal

                                        8

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income tax purposes pursuant to Section 3405(a)(2) of the Internal Revenue Code, or any successor provision.

     5.8 Payment to Guardian. If a Plan benefit is payable to a minor or a person declared to be incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of such minor or other person. The Committee may require proof of incompetence, minority, incapacity or guardianship, as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Committee and the Employer from all liability with respect to such benefit.

                                   ARTICLE VI

                             BENEFICIARY DESIGNATION

     6.1 Beneficiary Designation. Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary or Beneficiaries (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of his death prior to complete distribution to the Participant of the benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Committee, and will be effective only when filed with the Committee during the Participant's lifetime.

     6.2 Amendments. Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. If a Participant's Compensation is community property, any Beneficiary Designation shall be valid or effective only as permitted under applicable law.

     6.3 No Participant Beneficiary Designation. In the absence of an effective Beneficiary Designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated beneficiary shall be deemed to be the person or persons surviving him in the first of the following classes in which there is a survivor, share and share alike:

                (a)     The surviving Spouse;

                (b) The Participant's children, except that if any of the children predecease the Participant but leave issue surviving, then such issue shall take by right of representation the share their parent would have taken if living;

                (c)     The Participant's estate.

     6.4 Effect of Payment. The payment to the deemed Beneficiary shall completely discharge the Employer's obligations under this Plan.

                                        9

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                                   ARTICLE VII

                                 ADMINISTRATION

     7.1 Committee; Duties. This Plan shall be administered by the Committee which shall consist of not less than three (3) persons appointed by the Board. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under this Plan.

     7.2 Agents. The Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to the Employer.

     7.3 Binding Effect of Decisions. The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan,

     7.4 Indemnity of Committee. The Employer shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.

                                  ARTICLE VIII

                                CLAIMS PROCEDURE

     8.1 Claim. Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing within thirty (30) days.

     8.2 Denial of Claim. If the claim or request is denied, the written notice of denial shall state:

                (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

                (b) A description of any additional material or information required and an explanation of why it is necessary.

                (c)     An explanation of the Plan's claim review procedure.

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

     8.3 Review of Claim. Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

     8.4 Final Decision. The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.

                                   ARTICLE IX

                      TERMINATION, SUSPENSION OR AMENDMENT

     9.1 Termination, Suspension or Amendment of Plan. The Board may, in its sole discretion, terminate or suspend this Plan at any time or from time to time, in whole or in part. The Board may amend this Plan at any time or from time to time. Any amendment may provide different benefits or amounts of benefits from those herein set forth. However, no such termination, suspension or amendment shall adversely affect the benefits of Participants which have accrued prior to such action or the benefits of any Beneficiary of a Participant who has previously died.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.1 Unfunded Plan. This Plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.

     10.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Employer, nor shall they be beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Employer. The Employer's obligation under the Plan shall be that of an unfunded and unsecured promise of the Employer to pay money in the future.

     10.3 Trust Fund. At its discretion, the Employer may establish one or more trusts, with such trustees as the Board may approve, for the purposes of providing for the payment of benefits owed under the Plan. Although such a trust shall be irrevocable, its assets shall be held for payment of all the Employer's general creditors in the event of insolvency or bankruptcy.

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

To the extent any benefits provided under the Plan are paid from any such trust, the Employer shall have no further obligations to pay them. If not paid from the trust, such benefits shall remain the obligation of the Employer.

     10.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

     10.5 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge him at any time.

     10.6 Protective Provisions. A Participant shall cooperate with the Employer by furnishing any and all information requested by the Employer, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Employer may deem necessary and taking such other action as may be requested by the Employer.

     10.7 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

     10.8 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     10.9 Governing Law. The provisions of this Plan shall be construed and interpreted according to the laws of the State of Pennsylvania.

     10.10 Validity. In case any provision of this Plan shall be held invalid or unenforceable for any reason, such provision shall not affect the remaining parts hereof, and this Plan shall be construed and enforced as if such invalid or unenforceable provision had never been inserted herein.

     10.11 Notice. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to any member of the Committee or the Secretary of the Employer. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     10.12 Successors. The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.

     IN WITNESS WHEREOF, and pursuant to a resolution of the Board of Directors of Company duly adopted and approved on November 21, 2000 and February 20, 2001, the Company has caused this Plan to be executed by its duly authorized officers effective as of February 22, 2001.

                              By:      /s/ William B. Salsgiver
                                       ----------------------------------------
                                       William B. Salsgiver, Chairman

                              By:      /s/ Frank D. Martz
                                       ----------------------------------------
                                       Frank D. Martz, Secretary

                              Dated:   February 22, 2001

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